Exhibit 99.1
June 3, 2011
AMB Property Corporation® and ProLogis Close Merger
Combined Company Begins Trading on NYSE as Prologis on June 3, 2011
SAN FRANCISCO, June, 3 2011 /PRNewswire/ — AMB Property Corporation (NYSE: AMB) and ProLogis (NYSE: PLD) today announced the completion of their merger, forming a combined company named Prologis, Inc., a leading global owner, operator and developer of industrial real estate. The common stock of the combined company will trade under the symbol PLD on the New York Stock Exchange beginning today.
“This merger brings together two great organizations to form an even stronger global industrial real estate company,” said Hamid R. Moghadam, chairman and co-CEO. “We are excited to move forward with a clear strategy to pursue growth opportunities around the world with our high-quality portfolio of logistics properties, proven private capital business, financial strength and our talented team.”
“Prologis is poised for a bright future,” said Walter C. Rakowich, co-CEO. “With an unmatched global network, an excellent board of directors and a strong management team, we are primed to deliver on the promise of great products and service for our customers, career opportunities for our people and sector-leading returns for our stockholders.”
Transaction Information
As a result of the merger, each former ProLogis common share has been converted into the right to receive 0.4464 of a newly issued share of the combined company’s common stock. Each share of AMB common stock will remain as one share of the combined company’s common stock. Former ProLogis common equity holders hold approximately 60 percent of the combined company’s common stock, and former AMB common equity holders hold approximately 40 percent.
Accretion / Cost Savings
The transaction will create synergies and be immediately accretive, with the full expected annual gross savings of approximately $80 million in G&A to be realized by the end of 2012. The company anticipates it will have an improved cost of capital with greater financial flexibility and that its expanded footprint will generate increased revenue opportunities by allowing it to better serve the needs of its customers.
Leadership and Operations
Moghadam, AMB’s former CEO, and Rakowich, ProLogis’ former CEO, will serve as co-CEOs of the combined company through December 31, 2012, at which time Rakowich will retire and Moghadam will become sole CEO. Until then, Moghadam will focus on shaping the company’s vision, strategy and private capital franchise, and Rakowich will focus on operations, specifically the integration of the two platforms and the optimization of merger synergies. In addition,

Moghadam will be chairman of the Board and Rakowich will serve as chairman of the Board’s executive committee.
The company’s corporate headquarters will be in San Francisco, and the company’s operations headquarters will be in Denver. The combined company is structured as an UPREIT.
Board of Directors
Besides Moghadam and Rakowich, the members of the Board of Directors include: Lydia H. Kennard, J. Michael Losh, Jeffrey L. Skelton and Carl B. Webb, former members of the board of directors of AMB; and George L. Fotiades, Christine N. Garvey, Irving F. Lyons III, D. Michael Steuert and William D. Zollars, former members of the board of trustees of ProLogis. Irving F. Lyons III will serve as lead independent director.
One Team
“Today’s merger closing is a significant achievement, and I want to thank our colleagues around the world for their incredible efforts to get us to this point,” Moghadam said. “The long-term success of any merger depends on the people. I continue to have confidence in the future of this company because we are fortunate to have the best team in the industry.”
“We have moved swiftly and deliberately on integration planning, and I am very pleased with our progress,” Rakowich said. “While there is still much work to be done to fully implement our plan, we have the people, systems and processes in place to begin executing as a combined company today.”
Advisors
Morgan Stanley acted as financial advisor to ProLogis, and Greenberg Traurig and Mayer Brown acted as legal advisors to ProLogis. J.P. Morgan Securities LLC acted as financial advisor to AMB, and Wachtell, Lipton, Rosen & Katz acted as legal advisor to AMB.
About Prologis, Inc.
Prologis, Inc., is a leading owner, operator and developer of industrial real estate, focused on global and regional markets across the Americas, Europe and Asia. As of March 31, 2011, on a pro forma basis giving effect to the merger, Prologis owned or had investments in, on a consolidated basis or through unconsolidated joint ventures, properties and development projects expected to total more than 600 million square feet (55.7 million square meters) in 22 countries. The company leases modern distribution facilities to more than 4,500 customers, including manufacturers, retailers, transportation companies, third-party logistics providers and other enterprises.
Some of the information included in this press release contains forward-looking statements, such as future opportunities for the combined company, improved cost of capital, increased revenue opportunities, the pending retirement of any of the individual’s mentioned and the approximate cost savings, which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in general economic conditions in California, the U.S. or globally (including financial market fluctuations), global trade or in the real estate sector (including risks relating to decreasing real estate valuations and impairment charges); risks associated with using debt to fund the company’s business activities, including refinancing and interest rate risks; the company’s failure to obtain, renew, or extend necessary financing or access the debt or equity markets; the company’s failure to maintain its current credit agency ratings or comply with its debt covenants; risks related to the merger with ProLogis, including litigation related to the merger, and the risk that the merger may not achieve its intended results, including that the expected synergies will not be realized, or will not be realized during the expected time period; the risks that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; risks related to the company’s obligations in the event of certain defaults under co-investment venture and other debt; defaults on or non-renewal of leases by customers, lease renewals at lower than expected rent or failure to lease properties at all or on favorable rents and terms; difficulties in identifying properties, portfolios of properties, or interests in real-estate related entities or platforms to acquire and in effecting acquisitions on advantageous terms and the failure of acquisitions to perform as the company expects; unknown liabilities acquired in connection with the acquired properties, portfolios of properties, or interests in real-estate related entities; the company’s failure to successfully integrate acquired properties and operations; risks and uncertainties affecting property development, redevelopment and value-added conversion (including construction delays, cost overruns, the company’s inability to obtain necessary permits and financing, the company’s inability to lease properties at all or at favorable rents and terms, and public opposition to these activities); the company’s failure to set up additional funds, attract additional investment in existing funds or to contribute properties to its co-investment ventures due to such factors as its inability to acquire, develop, or lease properties that meet the investment criteria of such ventures, or the co-investment ventur es’ inability to access debt and equity capital to pay for property contributions or their allocation of available capital to cover other capital requirements; risks and uncertainties relating to the disposition of properties to third parties and the company’s ability to effect such transactions on advantageous terms and to timely reinvest proceeds from any such dispositions; risks of doing business internationally and global expansion, including unfamiliarity with the new markets and currency risks; risks of changing personnel and roles; losses in excess of the company’s insurance coverage; changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws; increases in real property tax rates; risks associated with the company’s tax structuring; increases in interest rates and operating costs or greater than expected capital expenditures; environmental uncertainties and risks related to natural disasters; and our failure to qualify and maintain our status as a real estate investment trust. Our success also depends upon economic trends generally, various market conditions and fluctuations and those other risk factors discussed under the heading “Risk Factors” and elsewhere in our most recent annual report on Form 10-K for the year ended December 31, 2010 and our other public reports.